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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                           ______________________

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 and 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                              December 9, 1998


                       TOYOTA MOTOR CREDIT CORPORATION

            (Exact name of registrant as specified in its charter)


      CALIFORNIA                    1-9961                   95-3775816

   (State or Other         (Commission File Number)         (IRS Employer
   Jurisdiction of                                       Identification No.)
   Incorporation)


                         19001 SOUTH WESTERN AVENUE
                         TORRANCE, CALIFORNIA 90509

            (Address of Principal Executive Offices) (Zip Code)

            Registrant's telephone number, including area code:

                               (310) 787-1310


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.   DESCRIPTION
-----------   -----------

   1.1 Underwriting Agreement dated December 9, 1998 among Toyota Motor Credit Corporation and Bear, Stearns & Co. Inc., Artemis Capital Group, Inc., Blaylock & Partners, L.P., Ramirez & Co., Inc. and Utendahl Capital Partners, L.P.

   4.2        Form of Note.


                                      -2-

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TOYOTA MOTOR CREDIT CORPORATION
                                                 (Registrant)


Date: December 14, 1998                By:  George E. Borst
                                            ---------------
                                            George E. Borst
                                            Senior Vice President and
                                            General Manager
                                            (principal executive officer)


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